             As filed with the Securities and Exchange Commission
                              on January 16, 1996

                       Securities Act File No. 33-22817
                   Investment Company Act File No. 811-5600

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                          Pre-Effective Amendment No.                     [ ]


                        Post-Effective Amendment No. 8                    [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                                Amendment No. 9                           [X]


                       (Check appropriate box or boxes)

            Counsellors Intermediate Maturity Government Fund, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Exact Name of Registrant as Specified in Charter)

          466 Lexington Avenue
           New York, New York                     10017-3147
 . . . . . . . . . . . . . . .       . . . . . . . . . . . . . . . . . . . . .
(Address of Principal Executive Offices)          (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                              Mr. Eugene P. Grace
          Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                             466 Lexington Avenue
                         New York, New York 10017-3147
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                    (Name and Address of Agent for Service)

                                   Copy to:

                            Rose F. DiMartino, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                        New York, New York  10022-4677

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      DECLARATION PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section
(a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed on December 19, 1995.

            COUNSELLORS INTERMEDIATE MATURITY GOVERNMENT FUND, INC.

                                   FORM N-1A

                             CROSS REFERENCE SHEET
                        _______________________________

          Part A
          Item No.                      Prospectus Heading*
          --------                      --------------------

          1.   Cover Page . . . . . . . Cover Page

          2.   Synopsis . . . . . . . . The Funds' Expenses

          3.   Condensed Financial
                 Information  . . . . . Financial Highlights

          4.   General Description of
                 Registrant . . . . . . Cover Page; Investment Objective
                                        and Policies; Portfolio
                                        Investments; Risk Factors
                                        and Special
                                        Considerations; Certain
                                        Investment Strategies;
                                        Investment Guidelines;
                                        General Information

          5.   Management of the Fund . Management of the Funds

          6.   Capital Stock and Other
                 Securities . . . . . . General Information

          7.   Purchase of Securities
                 Being Offered  . . . . How to Open an Account; How to
                                        Purchase Shares; Net
                                        Asset Value

          8.   Redemption or
                 Repurchase             How to Redeem and Exchange Shares


          9.   Legal
                 Proceedings  . . . . . Not applicable





------------------------
* Relates to Registrant's Common Share prospectus, which is substantially similar to Registrant's Advisor Share prospectus.

           Part B                       Heading in Statement
          Item No.                      of Additional Information
          --------                      -------------------------

          10.  Cover Page . . . . . . . Cover Page

          11.  Table of Contents  . . . Contents

          12.  General Information and
                 History  . . . . . . . Management of the Fund; Notes to
                                        Financial Statements; See
                                        Prospectus--"General
                                        Information"

          13.  Investment Objectives and
                 Policies . . . . . . . Investment Objective;
                                        Investment Policies

          14.  Management of the
                 Registrant . . . . . . Management of the Fund; See
                                        Prospectus--"Management
                                        of the Funds"

          15.  Control Persons and
                 Principal Holders of
                 Securities . . . . . . Management of the Fund;
                                        Miscellaneous; See
                                        Prospectus--"General
                                        Information"

          16.  Investment Advisory and
                 Other Services . . . . Management of the Fund; See
                                        Prospectus--"Management
                                        of the Funds" and
                                        "Shareholder Servicing"

          17.  Brokerage Allocation . . Investment Policies; See
                                        Prospectus--"Portfolio
                                        Transactions and Turnover
                                        Rate"

          18.  Capital Stock and Other
                 Securities . . . . . . Management of the Fund--
                                        Organization of the Fund;
                                        See Prospectus--"General
                                        Information"

           Part B                       Heading in Statement
          Item No.                      of Additional Information
          --------                      -------------------------

          19.  Purchase, Redemption and
                 Pricing of Securities
                 Being Offered  . . . . Additional Purchase and Redemption
                                        Information; See
                                        Prospectus--"How to Open
                                        an Account," "How to
                                        Purchase Shares," "How to
                                        Redeem and Exchange
                                        Shares" and "Net Asset
                                        Value"

          20.  Tax Status . . . . . . . Additional Information Concerning
                                        Taxes; See
                                        Prospectus--"Dividends,
                                        Distributions and Taxes"

          21.  Underwriters . . . . . . Investment Policies; Portfolio
                                        Transactions; See
                                        Prospectus --"Management
                                        of the Funds" and
                                        "Shareholder Servicing"

          22.  Calculation of
                 Performance Data . . . Determination of Performance

          23.  Financial Statements . . Report of Independent Auditors;
                                                  Financial Statements


Part C
------
     Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                  PROSPECTUS

          The Fund's Common Share and Advisor Prospectuses are incorporated by reference to the Prospectuses that form a part of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus Fixed Income Fund filed on January 16, 1996 (Securities Act File No. 33-12343; Investment Co. Act File No. 811-5039).

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                 Subject to Completion, dated January 16, 1996

                      STATEMENT OF ADDITIONAL INFORMATION

                                 _______, 1996



                     WARBURG PINCUS INTERMEDIATE MATURITY
                                GOVERNMENT FUND

               P.O. Box 9030, Boston, Massachusetts  02205-9030
                     For information, call (800) 888-6878



                                   Contents
                                                          Page
                                                          ----

Investment Objective  . . . . . . . . . . . . . . . .       2
Investment Policies . . . . . . . . . . . . . . . . .       2
Management of the Fund  . . . . . . . . . . . . . . .      22
Additional Purchase and Redemption Information  . . .      30
Exchange Privilege  . . . . . . . . . . . . . . . . .      30
Additional Information Concerning Taxes . . . . . . .      31
Determination of Performance  . . . . . . . . . . . .      33
Auditors and Counsel  . . . . . . . . . . . . . . . .      35
Miscellaneous . . . . . . . . . . . . . . . . . . . .      35
Financial Statements  . . . . . . . . . . . . . . . .      36
Report of Coopers & Lybrand L.L.P.,
  Independent Accountants . . . . . . . . . . . . . .      A-1

          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Intermediate Maturity Government Fund (the "Fund"), Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund, and with the Prospectus for the Advisor Shares of the Fund, each dated _______, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

Options and Futures Transactions

          Securities Options. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying securities with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Securities Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Futures Activities. The Fund may enter into interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          Options on Futures Contracts. The Fund may purchase and write put and call options on interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on an interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          Hedging. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of options written by the Fund on securities and indexes; and interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

          Government Securities. As noted in the Prospectus, the Fund intends to invest at least 65% of its total assets in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Zero Coupon Securities. As described in the Prospectuses, the Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "zero coupon securities"). The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

          Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

          Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 30% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to E.M. Warburg, Pincus & Co., Inc. ("EMW") or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. Although, the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of Directors must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

          When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase Government Securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed delivery securities, its custodian will set aside cash, Government Securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

          When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Short Sales "Against the Box". In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

          Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets, in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Fund's Board of Trustees (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

          The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 18 may be changed by a vote of the Board at any time.

          The Fund may not:

           1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

           2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

           3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

           4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

           5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

           6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

           7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

           8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

           9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          10. Issue any senior security except as permitted in these Investment Restrictions.

          11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

          13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          15. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          16. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Directors or any officer or director of the Fund's investment adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          17.  Invest in warrants.

          18. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          The aggregate of all Rule 144A securities, non-publicly traded and illiquid securities and securities of companies (including predecessors) that have been in continuous operation for less than three years is limited to 15% of total assets. These and other non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These may be more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


Portfolio Valuation

          The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Government Securities are generally purchased from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of Government Securities. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Government Securities are generally purchased from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Any portfolio transaction for the Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Fund's operations.

          In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

          The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.


                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper* (61) . . . .  Director
Room 7E470HB                     Professor at Harvard University;
Central Intelligence Agency      Director or Trustee of Circuit City
930 Dolly Madison Blvd.          Stores, Inc. (retail electronics and
McClain, Virginia  22107         appliances) and Phoenix Home Life Insurance
                                 Co.

Donald J. Donahue (71)  . . . .  Director
99 Indian Field Road             Chairman of Magma Copper Company
Greenwich, Connecticut 06830     since January 1987; Director or Trustee of
                                 GEV Corporation and Signet Star Reinsurance
                                 Company; Chairman and Director of NAC
                                 Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . .  Director
2425 North Fish Creek Road       Private investor; Consultant and
P.O. Box 483                     Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014            Fritz Communications (developers and
                                 operators of radio stations); Director of Advo, Inc. (direct mail advertising).

John L. Furth* (65) . . . . . .  Chief Executive Officer and
466 Lexington Avenue             Director
New York, New York 10017-3147    Vice Chairman and Director of EMW; Associated
                                 with EMW since 1970; Director and officer of other investment companies advised by
                                 Warburg.

Thomas A. Melfe (63)  . . . . .  Director
30 Rockefeller Plaza             Partner in the law firm of Donovan
New York, New York 10112         Leisure Newton & Irvine; Director of
                                 Municipal Fund for New York Investors, Inc.

Alexander B. Trowbridge (66)  .  Director
1155 Connecticut Avenue, N.W.    President of Trowbridge Partners, Inc.
Suite 700                        (business consulting) from January 1990-




------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in 1940 Act.

Washington, DC 20036             January 1994; President of the National
                                 Association of Manufacturers from 1980-1990;
                                 Director or Trustee of New England Mutual
                                 Life Insurance Co., ICOS Corporation
                                 (biopharmaceuticals), P.H.H. Corporation
                                 (fleet auto management; housing and plant relocation service), WMX Technologies Inc.
                                 (solid and hazardous waste collection and disposal), The Rouse Company (real estate development), SunResorts International Ltd.
                                 (hotel and real estate management), Harris
                                 Corp. (electronics and communications
                                 equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Dale C. Christensen (48)  . . .  President and Co-Portfolio Manager of
466 Lexington Avenue             the Fund
New York, New York 10017-3147    Portfolio Manager or Co-Portfolio Manager of
                                 other Warburg Pincus Funds; Managing Director of EMW; Associated with EMW since 1989; Vice
                                 President at Citibank, N.A. from 1985-1989;
                                 President of other investment companies
                                 advised by Warburg.

Arnold M. Reichman (47) . . . .  Executive Vice President
466 Lexington Avenue             Managing Director and Assistant
New York, New York 10017-3147    Secretary of EMW; Associated with EMW since
                                 1984; Senior Vice President, Secretary and
                                 Chief Operating Officer of Counsellors
                                 Securities; Officer of other investment
                                 companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . .  Senior Vice President
466 Lexington Avenue             Managing Director of EMW;
New York, New York 10017-3147    Associated with EMW since 1991; Vice
                                 President of Citibank, N.A. from 1987-1991;
                                 Senior Vice President of Counsellors
                                 Securities and officer of other investment companies advised by Warburg.

Stephen Distler (42)  . . . . .  Vice President, and Chief Financial
466 Lexington Avenue             Officer
New York, New York 10017-3147    Managing Director, Controller and Assistant
                                 Secretary of EMW; Associated with EMW since
                                 1984; Treasurer of Counsellors Securities;
                                 Vice President, Treasurer and Chief
                                 Accounting Officer or Vice President and
                                 Chief Financial Officer of other investment companies advised by Warburg.

Eugene P. Grace (44)  . . . . .  Vice President and Secretary
466 Lexington Avenue             Associated with EMW since April 1994;
New York, New York 10017-3147    Attorney-at-law from September 1989-
                                 April 1994; life insurance agent, New York
                                 Life Insurance Company from 1993-1994;
                                 General Counsel and Secretary, Home Unity
                                 Savings Bank from 1991-1992; Vice President and Chief Compliance Officer of Counsellors
                                 Securities, Vice President and Secretary of other investment companies advised by
                                 Warburg.

Howard Conroy (41)  . . . . . .  Vice President, Treasurer and Chief
466 Lexington Avenue             Accounting Officer Associated with EMW
New York, New York 10017-3147    since 1992; Associated with Martin Geller,
                                 C.P.A. from 1990-1992; Vice President,
                                 Finance with Gabelli/Rosenthal & Partners,
                                 L.P. until 1990; Vice President, Treasurer and Chief Accounting Officer of other investment companies advised by Warburg.

Karen Amato (32)  . . . . . . .  Assistant Secretary
466 Lexington Avenue             Associated with EMW since 1987;
New York, New York 10017-3147    Assistant Secretary of other investment
                                 companies advised by Warburg.


          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $1,000 and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1995)



                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
    Name of Director                                                 Fund                            Managed by Warburg*
    ----------------                                          -----------------                    ------------------------


 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $2,000                                 $41,083
 Donald J. Donahue                                                  $2,250                                 $43,833
 Jack W. Fritz                                                      $1,750                                 $35,333
 Thomas A. Melfe                                                    $2,250                                 $43,583
 Alexander B. Trowbridge                                            $2,250                                 $43,833


____________________

* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.


          Mr. Dale C. Christensen, president and co-portfolio manager of the Fund, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen is also co-portfolio manager of Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund. Mr. Christensen directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was also a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.

          Mr. M. Anthony E. van Daalen, co-portfolio manager of the Fund, earned a B.A. degree from Wesleyan University and a M.B.A. degree from New York University. Mr. van Daalen is also co-portfolio manager of Warburg Pincus Fixed Income Fund. He has been with the Fund since joining Warburg in 1992, specializing in government and high yield bonds. Mr. van Daalen was an assistant vice president, portfolio manager at Citibank in the Private Banking Group from 1985 to 1991. Prior to that Mr. van Daalen was a retail banking manager at The Connecticut Bank and Trust Co. from 1983 to 1985 and an analyst at Goldstein/Knoll Market Research from 1982 to 1983.

          As of December 28, 1995, Directors and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding Common Shares.
As of the same date, Mr. John L. Furth may be deemed to have beneficially owned 41.84%, of the Fund's outstanding Common Shares, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No Directors or officers owned of record any Advisor Shares.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to the Fund, PFPC serves as co-administrator to the Fund and Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Fund pursuant to separate written agreements (the "Advisory Agreement," the "PFPC Co-Administration Agreement" and the "Counsellors Service Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, PFPC under the PFPC Co-Administration Agreement and Counsellors Service under the Counsellors Service Co-Administration Agreement are described in the Prospectuses. See the Prospectuses, "Management of the Fund." Each class of shares of the Fund bears its proportionate share of fees payable to Warburg. PFPC and Counsellors Service in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

          During the fiscal year ended October 31, 1993, October 31, 1994 and October 31, 1995, Warburg waived $199,486, $216,793 and $226,320, respectively, of the $475,090, $260,193 and $253,734, respectively, earned under the Advisory Agreement. During the fiscal years ending October 31, 1993, October 31, 1994 and October 31, 1995, $76,621, $52,039, and $51,914,
respectively, in administration fees or, in the case of the two most recent fiscal years, co-administration fees were paid to PFPC. During the fiscal year ended October 31, 1994 and October 31, 1995, PFPC waived $1,502 and $21,872, respectively, of such fees. Counsellors Service earned $52,685, $38,171 and $50,747, respectively, in administrative services fees or, in the case of the two most recent fiscal years, co-administration fees during the fiscal years ending October 31, 1993, October 31, 1994 and October 31, 1995, respectively.

Custodian and Transfer Agent

          PNC Bank, National Association ("PNC") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

          State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

          The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock - Series 1 and one billion shares are designated Common Stock - Series 2 (the "Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

          The Fund may, in the future, enter into additional Agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case retirement plans) ("customers") who are beneficial owners of Advisor Shares. See the Advisor
Prospectus, "Shareholder Servicing."    Agreements will be governed by a
distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

          An Institution with which the Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Advisor Shares of the Fund.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.


                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may be legally sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES


          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund
(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than

25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.


                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the one-year period ended October 31, 1995 was 12.32% (11.76% without waivers), the average annual total return for the five-year period ended October 31, 1995 was 8.53% (8.17% without waivers) and the average annual total return for the period commenced August 22, 1988 (commencement of operations) and ended October 31, 1995 was 8.79% (8.06% without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable




------------------------
* The expression (1 + T) is being raised to the nth power.

value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:


        YIELD = 2[( a-b +1)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW]-1]
                    ---
                    cd


For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period. The yield for the thirty-day period ending October 31, 1995 for the Fund was 5.67%.

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.



------------------------
* The expression ( a-b +1) is being raised to the 6th power.

                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the fiscal years ended October 31, 1994 and October 31, 1995 that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          The financial statements for the periods beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent accountants, as set forth in their report, and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of December 28, 1995, the name, address and percentage of ownership of each person (other than Mr. Furth, see "Management of the Fund") that owns of record 5% or more of the Fund's outstanding shares:


          Common Shares

          Charles Schwab & Co., Inc. ("Schwab"), Reinvest Account, Attn:
Mutual Funds Dept., 101 Montgomery Street, San Francisco, CA 94104-4122 -- 16.94%. The Fund believes that Schwab is not the beneficial owner of shares held of record by it. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 42.14% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

                             FINANCIAL STATEMENTS

          The Fund's audited financial statements for the fiscal year ended October 31, 1995 follow the Report of Independent Accountants.

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Fixed Income Funds:


We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Warburg Pincus Intermediate Maturity Government Fund and the statements of net assets of the Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund (all Funds collectively referred to as the 'Warburg Pincus Fixed Income Funds') as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of each of the Warburg Pincus Fixed Income Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Fixed Income Funds as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Intermediate Maturity Government Fund (the 'Fund') is achieving a high level of current income as is consistent with capital preservation. The Fund invests primarily in high-quality U.S. government bonds with very low credit risk and an average maturity of between three and 10 years.

     For the 12 months ended October 31, 1995, the Fund gained 12.32%, vs. an 11.79% gain in the Lehman Brothers Intermediate Government Bond Index. The Fund's 30-day annualized SEC yield as of October 31, 1995 was 5.67%. Its total net assets were $55,897,903.

     Tame reports on inflation caused interest rates to fall throughout most of the reporting period, driving bond prices higher. We extended the Fund's average maturity and duration in order to take advantage of the decline in rates while maintaining our primary emphasis on current income and limited volatility. As of October 31, 1995 the Fund's average maturity and duration were 6.47 and 4.62 years, respectively.


     Currently, the Fund's predominant focus is on U.S. Treasury securities, which we believe are the most attractively valued issues in the present environment. Treasuries accounted for 73.0% of the Portfolio as of October 31, 1995. We hold smaller positions in agency issues (19.5%) and mortgage-backed securities issued by the Federal National Mortgage Association (5.0%).



     Looking ahead, we believe that the combination of low inflation, stable or falling interest rates, and the possibility of congressional passage of a credible deficit-reduction plan augurs well for the fixed-income market. We believe the Fund is positioned to take full advantage of this environment.


Dale C. Christensen                      M. Anthony E. van Daalen
Co-Portfolio Manager                     Co-Portfolio Manager

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT
                                      FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Intermediate Maturity Government Fund (the 'Fund') from August 22, 1988 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Intermediate Government Bond Index ('LIG')* for the same time period.





                               [PERFORMANCE GRAPH]
                                               Average Annual
                                                Total Returns
                                              for periods ending
               FUND            LIG                10/31/95
8/22/88     10,000.0         10,000.0              1 year
10/31/88    10,427.0         10,313.0              12.32%
10/31/89    11,370.0         11,387.0              5 year
10/31/90    12,177.0         12,278.0               8.53%
10/31/91    13,847.0         13,911.0           Since Inception
10/31/92    15,279.0         15,280.0             (08/22/88)
10/31/93    16,623.0         16,687.0               8.79%
10/31/94    16,327.0         16,400.0
10/31/95    18,338.0         18,334.0






                                                                                                           FUND
                                                                                                          ------
1 Year Total Return (9/30/94-9/30/95)..................................................................   10.66%
5 Year Average Annual Total Return (9/30/90-9/30/95)...................................................    8.54%
Average Annual Total Return Since Inception (8/22/88-9/30/95)..........................................    8.69%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 10.11% and 11.76% for 1-year, 8.18% and 8.17% for 5-year, and 7.96% and 8.06% since inception.

------------
* LIG Index is an unmanaged index of intermediate and long-term government bonds that is compiled by Lehman Brothers Inc. and has no defined investment objective.

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------


     PAR                                SECURITY DESCRIPTION                            MATURITY    RATE        VALUE
 -----------   ----------------------------------------------------------------------   ---------   -----    -----------
 AGENCY OBLIGATIONS (19.5%)

 Small Business Administration (5.3%)
 $ 1,350,147   Small Business Administration Guaranteed Development Participation
               Certificate                                                              07/01/02    6.600%   $ 1,350,147
   1,512,686   Small Business Administration Guaranteed Development Participation
               Certificate Debenture Series 1992-10 B                                   04/01/02    7.450      1,529,704
                                                                                                             -----------
               Total Small Business Administration                                                             2,879,851
                                                                                                             -----------

 Other (14.2%)
   5,490,000   Government Trust Certificate Israel State Series 2 Class 2-E
               Registered                                                               05/15/02    9.400      6,169,387
   1,500,000   Private Export Funding Group Secured Notes Series BB                     10/30/98    9.100      1,621,875
                                                                                                             -----------
               Total Other                                                                                     7,791,262
                                                                                                             -----------
               TOTAL AGENCY OBLIGATIONS (Cost $10,890,147)                                                    10,671,113
                                                                                                             -----------

 MORTGAGE-BACKED SECURITIES (5.0%)
     316,575   Federal National Mortgage Association                                    10/25/00    8.500        315,427
   2,428,342   Federal National Mortgage Association                                    08/01/25    7.500      2,454,902
                                                                                                             -----------
               TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,759,598)                                              2,770,329
                                                                                                             -----------

 UNITED STATES TREASURY OBLIGATIONS (73.0%)

 U.S. Treasury Notes (66.4%)
   2,000,000   U.S. Treasury Note                                                       10/15/98    7.125      2,076,440
  13,750,000   U.S. Treasury Note                                                       05/15/01    8.000     15,129,124
  17,500,000   U.S. Treasury Note                                                       02/15/05    7.500     19,296,025
                                                                                                             -----------
               Total U.S. Treasury Notes                                                                      36,501,589
                                                                                                             -----------

 U.S. Treasury Strip Note (6.6%)
   4,800,000   U.S. Treasury Strip Note                                                 11/15/00     --        3,600,240
                                                                                                             -----------

               TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $38,856,742)                                    40,101,829
                                                                                                             -----------

 SHORT-TERM INVESTMENTS (2.5%)
   1,392,000   Repurchase agreement with State Street Bank and Trust Co. dated
               10/31/95 at 5.83% to be repurchased at $1,392,225 on 11/01/95.
               (Collateralized by $1,405,000 U.S. Treasury Note at 6.875%, due
               10/31/96, with a market value of $1,422,563.) (Cost $1,392,000)                                 1,392,000
                                                                                                             -----------
 TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $53,898,487*)                                                     $54,935,271
                                                                                                             -----------
                                                                                                             -----------



* Also cost for Federal income tax purposes.

                           See Accompanying Notes to Financial Statements.
14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $53,898,487)                                                          $54,935,271
     Receivable for investment securities sold                                                          3,804,823
     Dividends and interest receivable                                                                  1,091,532
     Receivable for Fund shares sold                                                                       86,945
     Other assets                                                                                           2,580
                                                                                                      -----------
          Total assets                                                                                 59,921,151
                                                                                                      -----------

LIABILITIES

     Payable for investment securities purchased                                                        3,910,560
     Accrued expenses                                                                                      43,783
     Payable for Fund shares redeemed                                                                       7,469
     Other liabilities                                                                                     61,436
                                                                                                      -----------
          Total liabilities                                                                             4,023,248
                                                                                                      -----------

NET ASSETS applicable to 5,467,154 shares outstanding                                                 $55,897,903
                                                                                                      -----------
                                                                                                      -----------

NET ASSET VALUE, offering and redemption price per share
  ($55,897,903[div]5,467,154)                                                                              $10.22
                                                                                                           ------
                                                                                                           ------

                        See Accompanying Notes to Financial Statements.
18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                        Warburg
                                                                         Warburg         Pincus      Warburg Pincus
                                                         Warburg          Pincus       Intermediate     New York
                                                          Pincus          Global        Maturity      Intermediate
                                                       Fixed Income    Fixed Income    Government      Municipal
                                                           Fund            Fund           Fund            Fund
                                                       ------------    ------------    ----------    --------------
INVESTMENT INCOME:
     Interest                                          $  8,376,182     $6,507,144     $3,252,179      $3,982,642
     Dividends                                              470,438        552,228         98,083          45,198
                                                       ------------    ------------    ----------    --------------
          Total investment income                         8,846,620      7,059,372      3,350,262       4,027,840
                                                       ------------    ------------    ----------    --------------
EXPENSES:
     Investment advisory                                    555,483        773,318       253,734          316,050
     Administrative services                                222,194        170,130       102,661          158,024
     Audit                                                   15,674         16,985        16,975           15,975
     Custodian/Sub-custodian                                 48,401         44,270        17,340           23,471
     Directors/Trustees                                      10,500         10,500        10,500           10,500
     Insurance                                                6,127          5,754         3,692            4,479
     Legal                                                   73,175         72,631        58,060           70,563
     Printing                                                11,861          4,525         5,236           12,489
     Registration                                            31,178         31,790        26,398           16,631
     Transfer agent                                          48,503         51,309        43,347           33,447
     Miscellaneous                                           14,281         38,611        14,726           14,365
                                                       ------------    ------------    ----------    --------------
                                                          1,037,377      1,219,823       552,669          675,994
     Less: fees waived                                     (204,153)      (485,160)     (248,192)        (201,919)
                                                       ------------    ------------    ----------    --------------
          Total expenses                                    833,224        734,663       304,477          474,075
                                                       ------------    ------------    ----------    --------------
            Net investment income                         8,013,396      6,324,709     3,045,785        3,553,765
                                                       ------------    ------------    ----------    --------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain from security transactions         1,132,052        508,655       514,443          818,720
     Net realized loss from futures contracts              (606,653)      (849,500)            0                0
     Net realized gain (loss) from foreign currency
       related items                                         49,446       (961,036)            0                0
     Net decrease in unrealized depreciation from
       investments and foreign currency related
       items                                              4,869,743      2,015,972     2,406,718        1,979,229
                                                       ------------    ------------    ----------    --------------
            Net realized and unrealized gain from
               investments and foreign currency
               related items                              5,444,588        714,091     2,921,161        2,797,949
                                                       ------------    ------------    ----------    --------------

            Net increase in net assets resulting
               from operations                         $ 13,457,984     $7,038,800     $5,966,946      $6,351,714
                                                       ------------    ------------    ----------    --------------
                                                       ------------    ------------    ----------    --------------

                    See Accompanying Notes to Financial Statements.
                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Warburg Pincus                      Warburg Pincus
                                                        Fixed Income                        Global Fixed
                                                            Fund                             Income Fund
                                                -----------------------------       -----------------------------
                                                 For the Year Ended October          For the Year Ended October
                                                             31,                                 31,
                                                    1995             1994               1995             1994
                                                ------------     ------------       ------------     ------------

FROM OPERATIONS:
    Net investment income                       $  8,013,396     $  5,867,260       $  6,324,709     $  5,807,634
    Net realized gain (loss) from security
      transactions                                 1,132,052       (1,660,108)           508,655       (1,869,553)
    Net realized gain (loss) from futures
      contracts                                     (606,653)         117,484           (849,500)         269,845
    Net realized gain (loss) from foreign
      currency related items                          49,446           18,246           (961,036)      (2,237,413)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items               4,869,743       (4,804,661)         2,015,972       (4,227,712)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations               13,457,984         (461,779)         7,038,800       (2,257,199)
                                                ------------     ------------       ------------     ------------
FROM DISTRIBUTIONS:
    Dividends from net investment income          (8,013,396)      (5,926,356)        (3,445,878)      (3,215,939)
    Distributions from capital gains                       0         (732,704)                 0         (827,403)
    Return of capital                                      0                0                  0         (366,074)
                                                ------------     ------------       ------------     ------------
        Net decrease from distributions           (8,013,396)      (6,659,060)        (3,445,878)      (4,409,416)
                                                ------------     ------------       ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                  47,678,747       58,018,967         42,488,917       61,614,112
    Reinvested dividends                           6,555,741        5,623,287          2,941,954        3,798,759
    Net asset value of shares redeemed           (44,942,286)     (35,456,760)       (75,776,818)     (30,346,474)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          from capital share transactions          9,292,202       28,185,494        (30,345,947)      35,066,397
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets     14,736,790       21,064,655        (26,753,025)      28,399,782
NET ASSETS:
    Beginning of year                            102,246,118       81,181,463         90,394,069       61,994,287
                                                ------------     ------------       ------------     ------------
    End of year                                 $116,982,908     $102,246,118       $ 63,641,044     $ 90,394,069
                                                ------------     ------------       ------------     ------------
                                                ------------     ------------       ------------     ------------


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Warburg Pincus                          Warburg Pincus
               Intermediate Maturity                   New York Intermediate
                  Government Fund                         Municipal Fund
         ---------------------------------       ---------------------------------
          For the Year Ended October 31,          For the Year Ended October 31,
             1995                 1994               1995                 1994
         ------------         ------------       ------------         ------------

         $  3,045,785         $  2,827,703       $  3,553,765         $  3,215,210

              514,443              (58,020)           818,720               47,719
                    0                    0                  0                    0

                    0                    0                  0                    0
            2,406,718           (3,492,181)         1,979,229           (3,387,003)
         ------------         ------------       ------------         ------------
            5,966,946             (722,498)         6,351,714             (124,074)
         ------------         ------------       ------------         ------------
           (3,045,785)          (2,827,703)        (3,553,765)          (3,222,899)
                    0           (3,937,754)           (47,531)            (912,745)
                    0                    0                  0                    0
         ------------         ------------       ------------         ------------
           (3,045,785)          (6,765,457)        (3,601,296)          (4,135,644)
         ------------         ------------       ------------         ------------
           26,773,501           24,310,135         32,441,402           50,293,197
            2,288,064            5,552,546          3,073,742            3,404,096
          (22,818,476)         (53,205,957)       (40,620,180)         (43,299,063)
         ------------         ------------       ------------         ------------
            6,243,089          (23,343,276)        (5,105,036)          10,398,230
         ------------         ------------       ------------         ------------
            9,164,250          (30,831,231)        (2,354,618)           6,138,512
           46,733,653           77,564,884         75,716,095           69,577,583
         ------------         ------------       ------------         ------------
         $ 55,897,903         $ 46,733,653       $ 73,361,477         $ 75,716,095
         ------------         ------------       ------------         ------------
         ------------         ------------       ------------         ------------

                See Accompanying Notes to Financial Statements.

                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                      For the Year Ended October 31,
                                                             -------------------------------------------------
                                                              1995      1994       1993       1992      1991
                                                             -------   -------   --------   --------   -------

NET ASSET VALUE, BEGINNING OF YEAR                           $  9.66   $ 11.03   $  11.23   $  10.83   $ 10.24
                                                             -------   -------   --------   --------   -------

     Income from Investment Operations:

     Net Investment Income                                       .59       .54        .59        .68       .76
     Net Gain (Loss) on Securities (both realized and
       unrealized)                                               .56      (.73)       .34        .41       .59
                                                             -------   -------   --------   --------   -------

          Total from Investment Operations                      1.15      (.19)       .93       1.09      1.35
                                                             -------   -------   --------   --------   -------

     Less Distributions:

     Dividends from Net Investment Income                       (.59)     (.55)      (.59)      (.68)     (.76)
     Distributions from Capital Gains                            .00      (.63)      (.54)      (.01)      .00
                                                             -------   -------   --------   --------   -------

          Total Distributions                                   (.59)    (1.18)     (1.13)      (.69)     (.76)
                                                             -------   -------   --------   --------   -------

NET ASSET VALUE, END OF YEAR                                 $ 10.22   $  9.66   $  11.03   $  11.23   $ 10.83
                                                             -------   -------   --------   --------   -------
                                                             -------   -------   --------   --------   -------

Total Return                                                   12.32%    (1.78%)     8.79%     10.34%    13.71%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                               $55,898   $46,734    $77,565   $113,336   $89,006

Ratios to average daily net assets:
     Operating expenses                                          .60%      .60%       .60%       .60%      .57%
     Net investment income                                      6.00%     5.43%      5.34%      6.10%     7.29%
     Decrease reflected in above operating expense ratios due
       to waivers/reimbursements                                 .49%      .42%       .21%       .25%      .30%

Portfolio Turnover Rate                                       105.79%   115.37%    108.00%    165.70%    39.13%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.59 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Fixed Income Funds are comprised of the Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund') and the Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies and the Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund') and the Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Fixed Income Fund seeks to generate high current income consistent with reasonable risk with capital appreciation a secondary objective; the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation; the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from Federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and preservation of capital.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.


     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.


     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


     Certain amounts in the Statements of Changes in Net Assets have been reclassified to conform to current year presentation.


     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Global Fixed Income Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Global Fixed Income Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------

Fixed Income                          .50% of average daily net assets
Global Fixed Income                  1.00% of average daily net assets
Intermediate Government               .50% of average daily net assets
New York Municipal                    .40% of average daily net assets

     For the year ended October 31, 1995, investment advisory fees and waivers were as follows:

                                                         GROSS                         NET
                       FUND                           ADVISORY FEE     WAIVER      ADVISORY FEE
---------------------------------------------------   ------------    ---------    ------------

Fixed Income                                            $555,483      $(162,585)     $392,898
Global Fixed Income                                      773,318       (435,848)      337,470
Intermediate Government                                  253,734       (226,320)       27,414
New York Municipal                                       316,050       (168,856)      147,194

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of

                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
 .10% of each Fund's average daily net assets. For the year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                                 FUND                                     CO-ADMINISTRATION FEE
-----------------------------------------------------------------------   ---------------------

Fixed Income                                                                    $ 111,097
Global Fixed Income                                                                77,332
Intermediate Government                                                            50,747
New York Municipal                                                                 79,012

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. For the Global Fixed Income Fund, PFPC currently receives a fee calculated at an annual rate of .12% of the first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of average daily net assets over $750 million.

     For the year ended October 31, 1995, administrative services fees earned and voluntarily waived by PFPC were as follows:

                           FUND                               GROSS FEE     WAIVER       NET
-----------------------------------------------------------   ---------    --------    -------

Fixed Income                                                  $ 111,097    $(41,568)   $69,529
Global Fixed                                                     92,798     (49,312)    43,486
Intermediate Government                                          51,914     (21,872)    30,042
New York Municipal                                               79,012     (33,063)    45,949

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Funds to CSI for distribution services.

3. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) and United States government and agency obligations were as follows:

                                                                             U.S. GOVERNMENT AND
                                             INVESTMENT SECURITIES            AGENCY OBLIGATIONS
                                          ---------------------------    ----------------------------
                 FUND                      PURCHASES        SALES         PURCHASES         SALES
---------------------------------------   -----------    ------------    ------------    ------------

Fixed Income                              $69,506,438    $ 59,600,888    $144,593,744    $131,853,246
Global Fixed Income                        79,097,036     108,742,015       9,808,921      11,805,050
Intermediate Government                             0               0      61,570,880      50,413,561
New York Municipal                         79,189,466      87,267,702               0               0

28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                   NET UNREALIZED
                                                    UNREALIZED      UNREALIZED      APPRECIATION
                      FUND                         APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------   ------------    ------------    --------------

Fixed Income                                        $2,550,123     $ (1,273,784)     $1,276,339
Global Fixed Income                                  1,658,696       (1,472,059)        186,637
Intermediate Government                              1,299,887         (263,103)      1,036,784
New York Municipal                                   1,976,753          (16,768)      1,959,985

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1995, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                            FOREIGN                                          UNREALIZED
    FORWARD CURRENCY        EXPIRATION      CURRENCY       CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT               DATE        TO BE SOLD       AMOUNT           VALUE          GAIN (LOSS)
------------------------    ----------     ----------     -----------     -----------     ----------------

Australian Dollars           12/18/95         914,990     $   690,818     $   695,209        $   (4,391)
British Pounds               12/27/95       3,510,984       5,435,003       5,541,737          (106,734)
Danish Krone                 12/18/95      29,059,448       5,281,904       5,319,710           (37,806)
German Marks                 11/29/95      14,200,000       9,588,116      10,109,640          (521,524)
German Marks                 11/29/95         375,092         255,164         267,045           (11,881)
German Marks                 12/18/95      10,514,444       1,918,694       1,924,806            (6,112)
German Marks                 12/18/95      10,513,889       1,934,834       1,924,704            10,130
German Marks                 12/18/95       6,013,700       4,243,966       4,285,704           (41,738)
Irish Punt                   12/18/95       2,881,250       4,639,677       4,671,371           (31,694)
Netherlands Guilder          11/29/95       4,577,075       2,760,600       2,896,883          (136,283)
Netherlands Guilder          11/29/95          79,014          49,138          50,009              (871)
                                                          -----------     -----------     ----------------
                                                          $36,797,914     $37,686,818        $ (888,904)
                                                          -----------     -----------     ----------------
                                                          -----------     -----------     ----------------

5. FUTURES CONTRACTS

     Each Fund may enter into futures contracts for hedging purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, a Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on

                                                                              29
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

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The Fixed Income Fund and the Global Fixed Income Fund entered into futures contracts during the year ended October 31, 1995. However, the Fixed Income Fund and Global Fixed Income Fund had no futures contracts open at October 31, 1995.

6. CAPITAL SHARE TRANSACTIONS


     The Global Fixed Income Fund and the Intermediate Government Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). The Fixed Income Fund and the New York Municipal Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). At October 31, 1995, no Advisor Shares were outstanding.


30
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--------------------------------------------------------------------------------

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                                                                              31
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (cont'd)

Transactions in shares of each Fund were as follows:

                                    FIXED INCOME FUND                   GLOBAL FIXED INCOME FUND
                              For the Year Ended October 31,         For the Year Ended October 31,
                         ----------------------------------------  ----------------------------------
                                1995                 1994                1995              1994
                         -------------------  -------------------  ----------------  ----------------
Shares sold                    4,918,036            5,837,372           4,066,768         5,678,256
Shares issued to
  shareholders on
  reinvestment of
  dividends                      672,751              566,407             281,288           350,063
Shares redeemed               (4,609,035)          (3,561,347)         (7,231,335)       (2,829,142)
                         -------------------  -------------------  ----------------  ----------------
Net increase (decrease)
  in shares outstanding          981,752            2,842,432          (2,883,279)        3,199,177
                         -------------------  -------------------  ----------------  ----------------
                         -------------------  -------------------  ----------------  ----------------

7. NET ASSETS

     Net assets at October 31, 1995, consisted of the following:


                                           FIXED INCOME FUND          GLOBAL FIXED INCOME FUND
                                      ----------------------------    ------------------------
Capital contributed, net                      $116,808,286                  $ 63,963,915
Accumulated net investment income
  (loss)                                           (66,850)                    1,917,795
Accumulated net realized gain
  (loss) from security transactions             (1,034,867)                   (1,533,335)
Net unrealized appreciation
  (depreciation) from investments
  and foreign currency related
  items                                          1,276,339                      (707,331)
                                          ----------------            ------------------------
Net assets                                    $116,982,908                  $ 63,641,044
                                          ----------------            ------------------------
                                          ----------------            ------------------------


8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                         Capital Loss Carryover      Total Capital
                                              Expiring In            Loss Carryover
                                       --------------------------    --------------
                                          2002            2003
                                       ----------      ----------
Fixed Income                           $1,034,867                      $1,034,867
Global Fixed Income                       653,329       1,284,612       1,937,941


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 INTERMEDIATE GOVERNMENT FUND             NEW YORK MUNICIPAL FUND
                For the Year Ended October 31,         For the Year Ended October 31,
           ----------------------------------------  ----------------------------------
                  1995                 1994                1995              1994
           -------------------  -------------------  ----------------  ----------------
                 2,723,498            2,426,890           3,181,012         4,835,896
                   230,993              538,360             299,821           328,635
                (2,323,291)          (5,159,908)         (3,957,382)       (4,178,180)
           -------------------  -------------------  ----------------  ----------------
                   631,200           (2,194,658)           (476,549)          986,351
           -------------------  -------------------  ----------------  ----------------
           -------------------  -------------------  ----------------  ----------------



                  INTERMEDIATE GOVERNMENT FUND              NEW YORK MUNICIPAL FUND
           ------------------------------------------  ---------------------------------
                         $   54,407,628                          $  70,580,636
                                 (5,346)                                     0
                                458,837                                818,908
                              1,036,784                              1,961,933
                        ---------------                        ---------------
                         $   55,897,903                          $  73,361,477
                        ---------------                        ---------------
                        ---------------                        ---------------

                                                                              33
--------------------------------------------------------------------------------

                                    PART C
                               OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           (a)  Financial Statements relating to Common Shares

           (1)  Financial Statements included in Part A:
                (a) Financial Highlights

           (2)  Financial Statements included in Part B:
                (a) Report of Coopers & Lybrand L.L.P., Independent
                    Accountants
                (b) Statement of Net Assets
                (c) Statement of Operations
                (d) Statement of Changes in Net Assets
                (e) Financial Highlights
                (f) Notes to Financial Statements

           (b)  Exhibits:


Exhibit No.    Description of Exhibit
-----------    ----------------------

   1           Articles of Incorporation.

   2           Amended and Restated By-Laws.

   3           Not applicable.

   4           Form of Stock Certificates.(1)

   5           Investment Advisory Agreement.

   6           Form of Distribution Agreement.(2)

   7           Not applicable.


------------------------
(1)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

(2)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

   8 Form of Custodian Agreement with PNC Bank, as amended. (2)

   9(a)        Form of Transfer Agency Agreement.(3)

    (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. (3)

   (b-1)       Form of Co-Administration Agreement with PFPC Inc. (3)

     (c)       Forms of Services Agreements. (4)

   10(a)       Opinion of Willkie Farr & Gallagher, counsel to the
               Fund. (5)

     (b)       Consent of Willkie Farr & Gallagher, counsel to the Fund.

   11(a)       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

     (b)       Consent of Ernst & Young LLP, Independent Accountants.

   12          Not applicable.

   13          Form of Purchase Agreement. (2)

   14          Form of Retirement Plans. (6)



------------------------
(3)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(4)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

(5)Incorporated by reference to Opinion of Willkie Farr &
   Gallagher filed with Registrant's Rule 24f-2 Notice, filed on
   December 19, 1995.

(6)Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond
   Trust, filed on February 28, 1995 (Securities Act File No. 33-
   73672).

   15(a)       Shareholder Services Plan. (7)

     (b)       Amended and Restated Distribution Plan.(4)

     (c)       Form of Rule 18f-3 Plan. (8)

   16          Schedule for Computation of Total Return and Yield
               Quotations relating to Common Shares.

   17          Financial Data Schedule relating to Common Shares.










------------------------
(7)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on
   June 28, 1995 (Securities Act File No. 2-94840).

(8)Incorporated by reference; material provisions of this Exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 28, 1995 (Securities Act File No. 33-27031.

Item 25. Persons Controlled by or Under Common Control with Registrant

          Warburg, Pincus Counsellors, Inc. ("Warburg"), Registrant's investment adviser, may be deemed a controlling person of Registrant because it possesses or shares investment or voting power with respect to more than 25% of the outstanding securities of Registrant. E.M. Warburg, Pincus & Co., Inc. ("EMW") controls Warburg through its ownership of a class of voting preferred stock of Warburg. John L. Furth, director of the Fund, and Lionel
I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the Fund because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

Item 26.  Number of Holders of Securities



                                                                                        Number of Record Holders
                           Title of Class                                                As of December 28, 1995
                           --------------                                               ------------------------

 Shares of common stock, par value $.001 per share                                                539

 Shares of common stock - Series 1, par value $.001 per share                                      0

 Shares of common stock - Series 2 ("Advisor Shares"), par value                                   0
 $.001 per share


Item 27.  Indemnification

          Registrant, officers and directors or trustees of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer, director or trustee. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, Director or Trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gaining in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Article VII of the Registrant's charter, no provision of the charter shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Under Article V, Sections 1 and 2, of Registrant's By-Laws, any past or present director or officer of Registrant will be indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that the director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties ("disqualifying conduct"). Expenses of a director or officer may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon the satisfaction of certain conditions including receipt of an undertaking by the director or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the charter and upon the satisfaction of any other conditions set forth in Registrant's By-Laws.

          Under Article V, Section 6, of Registrant's By-Laws, Registrant may purchase insurance on behalf of a director, officer, employee or agent of Registrant against liability arising out of his acting as such or while serving in similar capacities in other entities at Registrant's request. Registrant may not obtain insurance for liabilities arising out of disqualifying conduct.

          Registrant's Investment Advisory Agreement with Warburg and Distribution Agreement with Counsellors Securities contain provision designed to protect certain persons from liability, as follows: Section 5 of the Investment Advisory Agreement provides that Warburg will not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with matters to which the Agreement relates, except that Warburg is not protected from liability by reason of disqualifying conduct. Section 4 of the Distribution Agreement provides that Registrant will indemnify Counsellors Securities and its officers, directors and control persons from liability arising out of a misstatement or omission in Registrant's Registration Statement, other than liability arising out of statements made by Counsellors Securities and liability arising out of disqualifying conduct.

          Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of
          Investment Adviser

          Warburg a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.  Principal Underwriter

          (a) Counsellors Securities acts as distributor for Registrant, as well as for The RBB Fund, Inc., Warburg Pincus Capital Appreciation Fund, Warburg Pincus Cash Reserve Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund, Warburg Pincus Institutional Fund, Inc., Warburg Pincus International Equity Fund, Warburg Pincus Japan Growth Fund, Warburg Pincus Japan OTC Fund, Warburg Pincus New York Intermediate Municipal Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus New York Tax Exempt Fund, Warburg Pincus Short-Term Tax-Advantaged Bond Fund, Warburg Pincus Small Company Value Fund and Warburg Pincus Trust.

          (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

Item 30.  Location of Accounts and Records

          (1)  Warburg, Pincus Intermediate Maturity Government Fund
               466 Lexington Avenue
               New York, New York  10017-3147
               (Fund's Articles of Incorporation, by-laws and minute books)

          (2)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts  02110
               (records relating to its functions as transfer agent and dividend disbursing agent)

          (3)  PFPC Inc.
               103 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as co-administrator)

          (4)  Counsellors Funds Service, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as
               co-administrator)

          (5)  PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania 19101
               (records relating to its functions as custodian)

          (6)  Counsellors Securities Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as distributor)

          (7)  Warburg, Pincus Counsellors, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as investment adviser)

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of

Registrant's latest annual report to shareholders, upon request and without charge.

          (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 11th day of January, 1996.



                              COUNSELLORS INTERMEDIATE
                                MATURITY GOVERNMENT FUND, INC.


                                        By:/s/  Dale C. Christensen
                                                Dale C. Christensen
                                                      President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

       Signature                Title                  Date
       ---------                -----                  ----

/s/  Lionel I. Pincus         Chairman of      January 11, 1996
     Lionel I. Pincus         the Board and
                              Director

/s/  John L. Furth            Chief Executive  January 11, 1996
     John L. Furth            Officer and
                              Director

/s/  Dale C. Christensen      President        January 11, 1996
     Dale C. Christensen

/s/  Reuben S. Leibowitz      Vice President   January 11, 1996
     Reuben S. Leibowitz      and Chief
                              Financial
                              Officer

/s/  Stephen Distler          Treasurer and    January 11, 1996
     Stephen Distler          Principal
                              Accounting
                              Officer

/s/  Richard N. Cooper        Director         January 11, 1996
     Richard N. Cooper

/s/  Donald J. Donahue        Director         January 11, 1996
     Donald J. Donahue

/s/  Jack W. Fritz            Director         January 11, 1996
     Jack W. Fritz

/s/  Thomas A. Melfe          Director         January 11, 1996
     Thomas A. Melfe

/s/  Alexander B. Trowbridge  Director         January 11, 1996
     Alexander B. Trowbridge

                               INDEX TO EXHIBITS


Exhibit No.    Description of Exhibit
-----------    ----------------------
   1(a)        Articles of Incorporation.

   2           Amended and Restated By-Laws.

   3           Not applicable.

   4           Form of Stock Certificates.(1)

   5           Investment Advisory Agreement.

   6           Form of Distribution Agreement.(2)

   7           Not applicable.

   8 Form of Custodian Agreement with PNC Bank, as amended. (2)

   9(a)        Form of Transfer Agency Agreement.(3)

    (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. (3)

   (b-1)       Form of Co-Administration Agreement with PFPC Inc. (3)

     (c)       Forms of Services Agreements. (4)










------------------------
(1)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

(2)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

(3)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(4)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

   10(a)       Opinion of Willkie Farr & Gallagher, counsel to the Fund.(5)

     (b)       Consent of Willkie Farr & Gallagher, counsel to the Fund.

   11(a)       Consent of Coopers & Lybrand L.L.P., Independent Accountants.

     (b)       Consent of Ernst & Young LLP, Independent Accountants.

   12          Not applicable.

   13          Form of Purchase Agreement. (2)

   14          Form of Retirement Plans. (6)

   15(a)       Shareholder Services Plan.(7)


     (b)       Amended and Restated Distribution Plan.(4)

     (c)       Form of Rule 18f-3 Plan. (8)

   16 Schedule for Computation of Total Return and Yield Quotations relating to Common Shares.

   17          Financial Data Schedule relating to Common Shares.









------------------------
(5)Incorporated by reference to Opinion of Willkie Farr & Gallagher filed with Registrant's Rule 24f-2 Notice, filed on December 19, 1995.

(6)Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(7)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

(8)Incorporated by reference; material provisions of this Exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 28, 1995 (Securities Act File No. 33-27031).